Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Option Grant Policies and Practices Disclosure

The Company maintains the 2018 Bank of the James Financial Group, Inc. Equity Incentive Plan, which authorizes the Compensation Committee to grant stock options and other equity-based awards to eligible employees and directors. The exercise price of any stock option grant must be no less than the closing price of the Company’s Common Stock on the Nasdaq Stock Market on the date of grant.

The Company did not grant any equity awards during 2025, 2024, or 2023, and no Named Executive Officers held outstanding equity awards during those years.

Award Timing Predetermined	false
Award Timing MNPI Considered	false